UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

Fortress Credit Realty Income Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56685	99-3367363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

April 30, 2025 NAV Per Share

On May 15, 2025, Fortress Credit Realty Income Trust (the “Company” or “we”) reported net asset value (“NAV”) per share for each class of common shares of the Company as of April 30, 2025, which is set forth below:

NAV per Share
Class B	$20.1426
Class R	$20.0100
Class J-1	$20.0157
Class J-2	$20.0011
Class J-4	$20.2625
Class I	$20.2480
Class E	$20.1187

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class B, Class R, Class J-1, Class J-2, Class J-4, Class S, Class D, Class I and Class E common shares. The following table provides a breakdown of the major components of our NAV as of April 30, 2025 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$964,493
Investments in real estate-related assets	141,910
Cash and cash equivalents	211,660
Restricted cash	76,936
Other assets	9,673
Secured debt arrangements	(372,098)
Subscriptions received in advance	(54,450)
Revolving credit facilities	(37,738)
Distribution Payable	(5,032)
Due to affiliate	(2,164)
Other liabilities	(26,811)
Non-controlling interests	(15,573)
Net Asset Value	$890,806
Number of outstanding shares	44,370

The following table provides a breakdown of our total NAV and NAV per share by class as of April 30, 2025 (amounts in thousands, except per share data):

	Monthly NAV	Number of outstanding shares	NAV per Share as of April 30, 2025
Class B	$401,689	19,943	$20.1426
Class R	88,574	4,426	$20.0100
Class J-1	299,931	14,985	$20.0157
Class J-2	65,153	3,257	$20.0011
Class J-4	5,553	274	$20.2625
Class S	—	—	—
Class D	—	—	—
Class I	4,253	210	$20.2480
Class E	25,653	1,275	$20.1187
Total	$890,806	44,370

The following table provides a breakdown of the major components of NAV as of March 31, 2025 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$871,906
Investments in real estate-related assets	138,549
Cash and cash equivalents	90,724
Restricted cash	238,234
Other assets	7,106
Secured debt arrangements	(372,191)
Subscriptions received in advance	(220,645)
Revolving credit facilities	(40,025)
Distribution payable	(4,346)
Due to affiliate	(1,930)
Other liabilities	(23,448)
Non-controlling interests	(14,770)
Net Asset Value	$669,164
Number of outstanding shares	33,304

The following table provides a breakdown of our total NAV and NAV per share by class as of March 31, 2025 (amounts in thousands, except per share data):

	Monthly NAV	Number of outstanding shares	NAV per Share as of March 31, 2025
Class B	$355,822	17,660	$20.1489
Class R	71,460	3,570	$20.0140
Class J-1	167,488	8,365	$20.0219
Class J-2	45,020	2,251	$20.0021
Class J-4	—	—	—
Class S	—	—	—
Class D	—	—	—
Class I	3,731	184	$20.2699
Class E	25,643	1,274	$20.1273
Total	$669,164	33,304

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Credit Realty Income Trust

Dated: May 21, 2025	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer